INVESCO EUROPEAN SMALL COMPANY                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-1540
SERIES NO.:         18

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        15,493
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           135
                         Class C                                         2,800
                         Class Y                                        21,648

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 12.40
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 11.58
                         Class C                                       $ 11.60
                         Class Y                                       $ 12.47

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  06/30/2016
FILE NUMBER:        811-1540
SERIES NO.:         19

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        7,220
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           81
                         Class C                                        1,171
                         Class Y                                        2,522
                         Class R5                                         644
                         Class R6                                       1,003

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $15.76
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $15.03
                         Class C                                       $15.03
                         Class Y                                       $15.80
                         Class R5                                      $15.67
                         Class R6                                      $15.67

INVESCO SMALL CAP EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-1540
SERIES NO.:         21

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                       39,857
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                          330
                         Class C                                        4,995
                         Class R                                        5,790
                         Class Y                                       30,389
                         Class R5                                       9,902
                         Class R6                                       4,987

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $13.55
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $11.29
                         Class C                                       $11.28
                         Class R                                       $12.87
                         Class Y                                       $13.90
                         Class R5                                      $14.68
                         Class R6                                      $14.74

INVESCO GLOBAL CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER:        811-1540
SERIES NO.:         23

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        58,258
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                         1,390
                         Class C                                         6,909
                         Class R                                            74
                         Class Y                                         1,348
                         Class R5                                           15

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 13.28
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 12.61
                         Class C                                       $ 12.64
                         Class R                                       $ 13.26
                         Class Y                                       $ 13.29
                         Class R5                                      $ 13.47